Acquisition of HPS Investment Partners Investor Presentation December 3, 2024 Exhibit 99.2

Forward looking statements This presentation, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations, including the anticipated timing, consummation and expected benefits of the proposed HPS Investment Partners (“HPS”) transaction and HPS’s projected financial performance. Forward looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions. BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and may contain information that is not purely historical in nature. Such information may include, among other things, projections and forecasts. There is no guarantee that any forecasts made will come to pass. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this presentation, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of recent or future acquisitions or divestitures, including the acquisitions of HPS (the “HPS Transaction”), Preqin (the “Preqin Transaction”) and Global Infrastructure Partners (together with the HPS Transaction and the Preqin Transaction, the “Transactions”); (7) BlackRock’s ability to integrate acquired businesses successfully, including the Transactions; (8) risks related to the HPS Transaction and the Preqin Transaction, including delays in the expected closing date of the HPS Transaction or the Preqin Transaction, the possibility that either or both of the HPS Transaction or the Preqin Transaction does not close, including, but not limited to, due to the failure to satisfy the closing conditions; the possibility that expected synergies and value creation from the HPS Transaction or the Preqin Transaction will not be realized, or will not be realized within the expected time period; and the risk of impacts to business and operational relationships related to disruptions from the HPS Transaction or the Preqin Transaction; (9) the unfavorable resolution of legal proceedings; (10) the extent and timing of any share repurchases; (11) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (12) the failure to effectively manage the development and use of artificial intelligence; (13) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (14) the impact of legislative and regulatory actions and reforms, regulatory, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (15) changes in law and policy and uncertainty pending any such changes; (16) any failure to effectively manage conflicts of interest; (17) damage to BlackRock’s reputation; (18) increasing focus from stakeholders regarding ESG matters; (19) geopolitical unrest, terrorist activities, civil or international hostilities, and other events outside BlackRock’s control, including wars, natural disasters and health crises, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (20) climate-related risks to BlackRock's business, products, operations and clients; (21) the ability to attract, train and retain highly qualified and diverse professionals; (22) fluctuations in the carrying value of BlackRock’s economic investments; (23) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (24) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (25) the failure by key third-party providers of BlackRock to fulfill their obligations to BlackRock; (26) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (27) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded funds platform; (28) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (29) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions. BlackRock’s Annual Report on Form 10–K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward–looking statements. The information contained on BlackRock’s website is not a part of this presentation, and therefore, is not incorporated herein by reference. BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes BlackRock’s ongoing operating results may be enhanced if investors have additional non–GAAP financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP measures may not be comparable to other similarly titled measures of other companies.

Accelerating private credit capabilities and scale BlackRock to acquire HPS Investment Partners for $12B through approximately 12.1M units exchangeable 1:1 for BlackRock stock (“BLK SubCo units”) Established leadership team and investment talent Scott Kapnick, Scot French and Michael Patterson to join BlackRock’s Global Executive Committee, bringing HPS’ proven investment processes to lead the combined private financing solutions effort 100% of transaction consideration paid in BlackRock equity (via equity issued by a wholly-owned subsidiary, with units exchangeable 1:1 for common shares) to ensure long-term shareholder alignment Up to $675M retention pool for HPS employees included in value of and paid from stock portion of consideration via BlackRock RSUs Talent, alignment and retention Attractive financial transaction Accretive to BLK organic growth and as-adjusted EPS in first full year post-close4 Acquired business expected to add ~$850M of 2025E base fees and $360M of post-tax 2025E FRE at nearly 50% margins, representing ~90% of distributable earnings5 Pro-forma private markets management fees expected to increase by ~35% to over $2.5B6 Extends BlackRock’s private markets capabilities, with $410B+ of client assets across varied strategies7 Estimated 16% IRR, well in excess of cost of capital8 Implied multiple of ~30x 2025E P/FRE excluding value of PRE and up to $675M retention pool – in-line with premium private markets franchises now valued at 30–34x P/FRE9 Note: For footnoted information, refer to slide 11. Please do not move FN up or down à Leading the future of income solutions Creates top-five private credit manager with enhanced ability to serve clients through significant origination and capital formation scale1 Combined platform will have ~$220B in pro-forma private credit client assets Alongside BlackRock’s $3T public fixed income platform, will be an industry leader in providing income solutions across public and private markets2 Well-positioned to benefit from accelerating demand from wealth and institutional clients, IGPD from insurers and origination/capital formation among borrowers3 Creates significant source of future base fee growth with a highly predictable FRE-centric financial profile

Secular tailwinds are propelling growth and client opportunities Note: For footnoted information, refer to slide 11. Factors creating opportunity for private debt Please do not move FN up or down à Accelerating retail (and institutional) demand Retail private debt industry AUM of $116B has grown by more than 30% since 20222 Institutions are underallocated to private debt targets by ~200bps (5.7% vs. target 7.8%)3 Insurance demand for IG private debt (IGPD) continues to grow Secular life insurance growth fueling demand for long-dated assets 80% of insurers expect to increase or maintain private debt allocations in next 24 months4 Sponsors need debt capital and increasingly prefer private debt Sponsors have $2.1T in dry powder, requiring substantial debt support5 Sponsors increasingly prefer private debt (vs syndicated and public financing), which drove 58% of ’22 sponsor-backed M&A (5% in ‘13)6 Less support from banks as capital requirements continue to rise Average bank return on equity of 5-8% for lending/deposits; vs 20%+ for transactions7 Basel III endgame increasing minimum bank capital requirements “Traditional” private credit AUM is expected to more than double by 2030…1 …representing just a small portion of a much larger $35T+ TAM1 Total addressable market Private credit funds market Private credit AUM ($T) Private credit TAM ($T) Includes asset-based finance 2.6x 1.7x $35T $1.7T

HPS Investment Partners overview Scaled global private and public credit manager with strong track record of growth Note: For footnoted information, refer to slide 12. Past performance does not guarantee future results. Please do not move FN up or down à Direct and diverse origination across large-scale corporates and sponsors, with proven ability to scale across multiple flagship strategies with a balance sheet lite financial profile Well-positioned for rapidly growing retail alternatives demand; driven by $20B+ retail private debt platform and significant junior capital provider with room to grow3 Generates significant and durable earnings, with $360M of 2025E post-tax FRE and nearly 50% FRE margins2 Leading independent alternative credit manager with $148B in client assets, including $107B of fee-paying AUM, and approximately 800 employees across investments, client service & operations1 Differentiated business model Proven flagships – 2023 / 2024 funds:10 #2 in fundraising over last 5 years11 $21B Specialty Direct Lending VI $10B Core Senior Lending II Industry-leading performance with ~450bps of excess returns, relative to applicable public benchmark4 $17B Strategic Investment Partners V (Mezzanine) AUM in customized solutions7 40%+ AUM from multi-product relationships8 78% Non-sponsor origination5 60%+ Invested outside of North America6 28% AUM from insurance & pensions9 68%

Private credit AUM across BlackRock platforms $89B private credit client assets1 Key highlights 20+ year track record, focused primarily on lower middle-market opportunities 2,000+ opportunities reviewed annually Global platform across 16 local offices ~$450M revenue in 2023 Platform overview3 Note: For footnoted information, refer to slide 12. Please do not move FN up or down à Direct Lending Fund Global Credit Opportunities European Middle Market Private Debt Global Infrastructure Debt BDEBT / CREDX / TCPC Scaled flagship franchises across public fixed income6 ~$3T #12 Ranked by AUM4 #7 Ranked by 5-year fundraising5 n Direct lending n Asset-based finance2 n High grade n Opportunistic / growth n Multi-credit

$89B Client Assets ~$240B Complementary combination makes BlackRock a top five private credit manager by AUM 7 Adding capabilities across credit spectrum…1 Note: For footnoted information, refer to slide 12. …and scaling our private markets business Please do not move FN up or down à n Direct lending n Asset-based finance4 n High grade n Junior capital solutions n Liquid n Opportunistic / growth n Multi-credit $148B Top five by private credit AUM2 #2 by private credit fundraising3 Private Credit Expected to increase private markets FPAUM by 40% and base fees by ~35%5 Consolidates ~$130B in direct lending and junior capital Extends reach to upper middle-market, non-sponsor, more complex financings & junior capital Adds capabilities across a wide range of LP and borrower sizes Expands client reach, with minimal LP overlap across pro-forma platform6

Opportunities for significant value creation via growth Note: For footnoted information, refer to slide 13. Please do not move FN up or down à HPS brings a scaled borrower base and expands the breadth of credit offerings to upper middle market and larger corporates, complementary to existing BlackRock relationships Limited LP overlap (approximately 6% in private credit, based on pro-forma total LPs)1 Capital formation Positions BlackRock as a strategic capital partner to insurance clients ($35-40T TAM) with broader underwriting and structuring capabilities2 Opportunity to deepen engagement with BlackRock’s existing insurance clients, which currently represent $700B+ in AUM, by providing enhanced product offering in IGPD3 Demonstrated balance sheet-lite scale avoids conflict with key client base Insurance offerings Ability to provide enhanced credit solutions to support growing complexity across the capital structure, including senior and junior solutions Stronger suite of private credit offerings to better serve BlackRock’s $1T of multi-asset relationships4 Client solutions Value creation opportunities from an expanded product roadmap, with potential to scale across asset-based finance, sponsor lending, EMEA direct lending and secondaries Strategic relationships with banks provide opportunity to be a long-term capital partner HPS’ $20B+ retail private credit platform enhances distribution opportunity across the fast-growing wealth segment5 Strategic expansion

Compelling value for BlackRock shareholders Consideration1 Nominal valuation of $12B, including upfront and deferred stock consideration, as well as up to $675M stock-based employee retention pool Acquired business expected to add ~$850M of 2025E base fees and $360M of post-tax 2025E FRE at nearly 50% margins, representing ~90% of distributable earnings4 Implied multiple of ~30x 2025E P/FRE, excluding value of PRE and up to $675M retention pool – in-line with premium private markets franchises now valued at 30–34x P/FRE5 Valuation Note: For footnoted information, refer to slide 13. Please do not move FN up or down à Approximately 12.1M of BLK SubCo units, exchangeable 1:1 into BlackRock common shares 9.2M BLK SubCo units delivered at closing, inclusive of employee retention pool2 2.9M BLK SubCo units paid in 5 years, subject to achievement of certain service and post-closing conditions2 Potential for additional consideration of up to 1.6M BLK SubCo units paid in approximately 5 years, contingent on achievement of certain financial performance milestones As part of closing the transaction, BlackRock expects to retire for cash, or refinance, approximately $400M of existing HPS debt BLK SubCo units will be eligible for cash dividends equivalent to those paid on BlackRock common stock Units paid to HPS at closing subject to 2-3 year lockup; a portion of deferred units will also be subject to 1-year lockup2 BLK SubCo units are exchangeable 1:1 into BlackRock common shares; BlackRock intends to report EPS, as-adjusted, as if these units were exchanged for common shares3 Unit structure

HPS employees will retain significant carry and incentive fees in existing strategies, a meaningful source of long-term value Up to $675M of retention for HPS employees, to be funded out of transaction consideration and paid in BlackRock shares to further align and incent collective talent Compelling value for BlackRock shareholders (cont’d) Governance Modestly accretive to as-adjusted EPS in first full year post-close2 Accretive to long-term organic asset and base fee growth2 Estimated 16% IRR, well in excess of cost of capital3 BlackRock plans to maintain existing share repurchase and dividend policy No impact on leverage and long-term funding capacity of BlackRock Financial impact Timing Expected to close in mid-2025, subject to regulatory approvals and customary closing conditions Note: For footnoted information, refer to slide 13. Scott Kapnick, Scot French and Michael Patterson to join BlackRock’s Global Executive Committee, and Mr. Kapnick will be an observer to the BlackRock Board of Directors HPS management to lead combined private financing solutions platform Guardian investment management mandate expected to continue Each HPS shareholder receiving BLK SubCo units will execute a shareholders’ agreement requiring that BlackRock shares be voted in line with recommendation of BlackRock’s Board of Directors1 Please do not move FN up or down à Retention

End notes

These notes refer to the financial metrics and/or defined term presented on:

Slide 3 – Accelerating private credit capabilities and scale

1. Ranking based on AUM via Preqin, company disclosures, HPS and BlackRock as of September 2024. Rankings exclude insurer captive asset managers with private credit AUMs substantially concentrated in real estate debt and/or investment grade private placements.
2. Source: BlackRock and HPS. BlackRock and HPS client assets as of September 30, 2024. BlackRock client assets include assets across AUM and non-fee-paying committed capital for each strategy. HPS private credit client assets of $116B includes $85B of fee-paying private credit AUM and $31B of dry powder not yet earning fees as of the same date.
3. IGPD defined as Investment Grade Private Debt (IGPD).
4. Source: BlackRock and HPS forecasts. Metrics shown on an as-adjusted basis and exclude certain transaction-related costs.
5. Source: BlackRock and HPS forecasts. Post-tax FRE and pre-tax FRE margin forecast for 2025E. Distributable earnings forecast for 2025E.
6. Source: BlackRock and HPS forecasts. Pro-forma management fees based on BlackRock standalone private markets management fees for 3Q24 annualized; forecast GIP 4Q24E management fees annualized; and HPS 2024E private credit management fees.
7. Source: BlackRock, GIP and HPS. BlackRock, GIP and HPS client assets as of September 30, 2024. BlackRock and GIP client assets include assets across AUM and non-fee-paying committed capital for each strategy. HPS private credit client assets of $116B includes $85B of fee-paying private credit AUM and $31B of dry powder not yet earning fees as of the same date.
8. Source: BlackRock and HPS forecasts. IRR shown for illustrative purposes only. Actual results could differ materially from those anticipated in forward-looking statements.
9. PRE valued at 12x 2025E PRE. Peer sum-of-the-parts multiples are based on 2025 analyst price targets and underlying multiple assumptions for selected publicly traded alternative peers, as of November 2024. FRE multiples adjusted for target price premium/discount relative to stock prices as of November 20, 2024.

Slide 4 – Secular tailwinds are propelling growth and client opportunities

1. BlackRock estimates for private credit AUM and asset-based finance TAM based on analysis from multiple sources: Preqin, Goldman Sachs Research, SIFMA, Voya IM, Federal Reserve, Trepp, CMHC, European Mortgage Federation, S&P Global, Bank of America Global Research, JPMorgan, Oliver Wyman. Private credit funds includes dry powder. Most recently available data as of December 2023.
2. Goldman Sachs Asset Management 2024, Americas Asset Managers: State of Retail Alternatives: Momentum accelerates as newer asset classes, Credit climb higher.
3. Goldman Sachs Asset Management research 2023, Private Credit: Assessing growth opportunities for Asset Managers.
4. Source: BlackRock Global Insurance Survey, July – September 2024.
5. Source: Preqin as of March 2024.
6. Source: Goldman Sachs Asset Management research. Most recently available data as of November 2024.
7. Source: McKinsey. Returns calculated as average return on equity from 2017 to 2023.

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End notes

These notes refer to the financial metrics and/or defined term presented on:

Slide 5 – HPS Investment Partners overview

1. Source: HPS as of September 30, 2024. HPS client assets of $148B includes $107B of fee-paying AUM (comprised of $85B of private credit and $22B of public credit). HPS has $31B of dry powder not yet earning fees as of the same date.
2. Source: BlackRock and HPS forecasts. Post-tax FRE and pre-tax FRE margin forecast for 2025E.
3. Source: HPS as of September 30, 2024. Inclusive of wealth management investor commitments and leverage.
4. Source: HPS. Data from inception through June 30, 2024. Represents the current AUM weighted average yield premium compared to the applicable index. Past performance does not guarantee future results.
5. Source: HPS. Data as of June 30, 2024 based on investments made since inception (weighted by total face value committed) across HPS Corporate Focused Private Credit strategies, including Core Senior Lending, Specialty Direct Lending Strategic Investment Partners, and Special Situations Opportunities.
6. Source: HPS as of September 30, 2024. Based on percentage of capital invested outside of North America.
7. Source: HPS. Data as of June 30, 2024. Denotes percentage of AUM in separately managed accounts or funds of one.
8. Source: HPS. Data as of June 30, 2024. Denotes percentage of AUM held by investors that invest in more than one investment sub-strategy (e.g., Specialty Direct Lending and Strategic Investment Partners).
9. Source: HPS. Data as of June 30, 2024. AUM mix excludes CLOs.
10. Source: HPS. Fund sizes shown are investable capital, inclusive of investor commitments and leverage.
11. Ranking via Preqin, company disclosures, HPS and BlackRock as of September 2024. Rankings exclude BDCs and are based on aggregate capital raised for all private corporate, ABF, real estate and infra debt funds (excluding FoF); includes capital raised during interim and final closes.

Slide 6 – Private credit AUM across BlackRock platforms

1. Source: BlackRock. Client assets as of September 30, 2024. Client assets include assets across AUM and non-fee-paying committed capital for each strategy.
2. Includes real estate, renewables & power and infrastructure debt.
3. Source: BlackRock. Deals reviewed as of 2023. Revenue as of full year 2023 and includes performance fees where applicable.
4. Ranking based on AUM via Preqin, company disclosures, HPS and BlackRock as of September 2024. Rankings exclude insurer captive asset managers with private credit AUMs substantially concentrated in real estate debt and/or investment grade private placements.
5. Ranking based on fundraising via Preqin, company disclosures, HPS and BlackRock as of September 2024. Rankings exclude BDCs and are based on aggregate capital raised for all institutional-focused private corporate, ABF, real estate and infra debt funds (excluding FoF); includes capital raised during interim and final closes.
6. Source: BlackRock. AUM data as of September 30, 2024.

Slide 7 – Complementary combination makes BlackRock a top five private credit manager by AUM

1. Source: BlackRock and HPS. BlackRock and HPS client assets as of September 30, 2024. BlackRock client assets include assets across AUM and non-fee-paying committed capital for each strategy. HPS client assets of $148B includes $107B of fee-paying AUM (comprised of $85B of private credit and $22B of public credit). HPS has $31B of dry powder not yet earning fees as of the same date.
2. Ranking based on AUM via Preqin, company disclosures, HPS and BlackRock as of September 2024. Rankings exclude insurer captive managers with private credit AUMs substantially concentrated in real estate debt and/or investment grade private placements.
3. Ranking based on fundraising via Preqin, company disclosures, HPS and BlackRock as of September 2024. Rankings exclude BDCs and are based on aggregate capital raised for all institutional-focused private corporate, ABF, real estate and infra debt funds (excluding FoF); includes capital raised during interim and final closes.
4. Includes real estate, renewables & power and infrastructure debt.
5. Source: BlackRock and HPS forecasts. Pro-forma management fees based on BlackRock standalone private markets management fees for 3Q24 annualized; forecast GIP 4Q24E management fees annualized; and HPS 2024E private credit management fees.
6. Overlap based on pro-forma total number of LPs with comparable private credit investments with both BlackRock and HPS.

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End notes

These notes refer to the financial metrics and/or defined term presented on:

Slide 8 – Opportunities for significant value creation via growth

1. Overlap based on pro-forma total number of LPs with comparable private credit investments with both BlackRock and HPS.
2. Source: McKinsey and BlackRock estimates.
3. Source: BlackRock. AUM as of September 30, 2024. IGPD defined as Investment Grade Private Debt (IGPD).
4. Source: BlackRock. AUM as of September 30, 2024.
5. Source: HPS as of September 30, 2024. Inclusive of wealth management investor commitments and leverage.

Slide 9 – Compelling value for BlackRock shareholders

1. Shown for illustrative purposes only. Final consideration mix is subject to change and may differ from what is anticipated.
2. Units of BlackRock subsidiary are generally non-transferable until exchanged for BlackRock common stock, and subject to a lockup. Shares received in respect of units issued at closing are subject to a lockup for 50% of such shares for two years and the other 50% for three years post-closing. A portion of shares exchangeable for units that may be issued in the future (approximately five years post-closing) will also be subject to a one-year lockup.
3. A proportionate share of BlackRock's GAAP net income will be attributed to BLK SubCo units as non-controlling interest; pro-forma, units issued at closing represent ~6% of outstanding shares, based on shares outstanding as of October 31, 2024.
4. Source: BlackRock and HPS forecasts. Post-tax FRE and pre-tax FRE margin forecast for 2025E.
5. PRE valued at 12x 2025E PRE. Peer sum-of-the-parts multiples are based on 2025 analyst price targets and underlying multiple assumptions for selected publicly traded alternative peers, as of November 2024. FRE multiples adjusted for target price premium/discount relative to stock prices as of November 20, 2024.

Slide 10 – Compelling value for BlackRock shareholders (cont'd)

1. HPS insiders include founders and leadership.
2. Source: BlackRock and HPS forecasts. Metrics shown on an as-adjusted basis and exclude certain transaction-related costs. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.
3. Source: BlackRock and HPS forecasts. IRR shown for illustrative purposes only. Actual results could differ materially from those anticipated in forward-looking statements.

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Important notes The opinions expressed herein are as of December 2024 and are subject to change at any time due to changes in the market, the economic or regulatory environment or for other reasons. The information should not be construed as research or relied upon in making investment decisions or be used as legal advice. An assessment should be made as to whether the information is appropriate in individual circumstances and consideration should be given to talking to a professional adviser before making an investment decision. This material may contain ‘forward–looking’ information that is not purely historical in nature. Such information may include, among other things, projections and forecasts. There is no guarantee that any forecasts made will come to pass. The information and opinions contained herein are derived from proprietary and non–proprietary sources deemed by BlackRock to be reliable, but are not necessarily all inclusive and are not guaranteed as to accuracy or completeness. Certain of the information presented herein is for illustrative purposes only. No part of this material may be reproduced, stored in any retrieval system or transmitted in any form or by any means, electronic, mechanical, recording or otherwise, without the prior written consent of BlackRock. This material is solely for informational purposes and does not constitute an offer or solicitation to sell or a solicitation of an offer to buy any shares of any fund (nor shall any such shares be offered or sold to any person) in any jurisdiction in which an offer, solicitation, purchase or sale would be unlawful under the securities law of that jurisdiction. Investing involves risks including possible loss of principal. The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”). ©2024 BlackRock, Inc. All rights reserved. BLACKROCK, BLACKROCK SOLUTIONS, BUILD ON BLACKROCK, ALADDIN, iSHARES, iBONDS, iRETIRE, LIFEPATH, SO WHAT DO I DO WITH MY MONEY, INVESTING FOR A NEW WORLD, BUILT FOR THESE TIMES, FutureAdvisor, Cachematrix, eFront, the iShares Core Graphic, CoRI and the CoRI logo are registered and unregistered trademarks of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other marks are the property of their respective owners.